CC

DO&G 25-84
(LEASE ASSIGNMENT)
Revised 12/01
DNR #10-113

LEASE ADL 389937
EFFECTIVE DATE
OF LEASE 01/01/2002
Is this lease producing? _____ yes X no

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES
DIVISION OF OIL AND GAS

ASSIGNMENT OF INTEREST IN OIL AND GAS LEASE

The undersigned assignor THE KENNETH A. MEHAFFEY REVOCABLE TRUST,

whose address is 562 Eldora Road, Pasadena, California 91104,

as owner of 50.0 percent of the lease's working interest

does hereby assign to STORM CAT ENERGY CORPORATION, the assignee,

whose address is 1550 LARIMER STREET, NO. 265 Denver, Colorado 80202,

1. 50.0 percent working interest;
2. 0.0 percent overriding royalty interest.
3. The assignor is retaining 0.0 percent of the lease's working interest.
4. The assignor is retaining 1.00% (of 8/8ths) percent of overriding royalty interest.
5. LANDS AFFECTED by this assignment of interest (Attach Exhibit A if necessary)

T 17 N, R 1 W, SEWARD Meridian In the Palmer Recording District

Section 25, Surveyed, All, 640 Acres;
Section 26, Surveyed, All, 640 Acres;
Section 27, Surveyed, All, 640 Acres;
Section 34, Surveyed, All, 640 Acres;
Section 35, Surveyed, Fractional, All, Excluding Palmer Slough, 635.61 Acres;
Section 36, Surveyed, Fractional, Lots 1 Thru 6, NW4, N2NE4, SW4NE4, And That Portion of Palmer Slough Located in the E2 of The Section, 561.50 Acres;
containing 3,757.11 acres, more or less.

The **Notification Lessee** for the purpose of receiving any and all notices from the State of Alaska in connection with the lease will be:
Name Storm Cat Energy
Attn: Scott Zimmerman, President Address 1550 Larimer Street
City, State, Zip Denver, Colorado 80202

We, the undersigned, request the approval of this assignment application. We attest that this application discloses all parties receiving an interest in the lease and that it is filed pursuant to 11 AAC 82.605 and 11 AAC 82.615. We further attest that all parties to this agreement are qualified to transfer or hold an interest in oil and gas leases pursuant to 11 AAC 82.200 and 11 AAC 82.205. Whether approved in whole or in part, the assignee agrees to be bound by the provisions of said lease.

Kenneth A. Mehaffey, Trustee
Assignor's Signature
The Kenneth A. Mehaffey Revocable Trust
KENNETH A. MEHAFFEY, TRUSTEE
Assignor's Name (Print or Type) & Title

Jan 3, 2005
Date

Individual
Company Name

Qualification File # ____________

THE UNITED STATES OF AMERICA)
)SS.
STATE OF CALIFORNIA)

This certifies that on the 3 day of JANUARY, 2005, before me, a notary public in and for the State of CALIFORNIA, duly commissioned and sworn, personally appeared Kenneth Arnold Mehaffey, to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

TERESA ROSE MARTINEZ
Commission # 1384821
Notary Public - California
Los Angeles County
My Comm. Expires Nov 17, 2006

Teresa Rose Martinez
Notary Public
My Commission expires Nov. 17, 2006

J. Scott Zimmerman
Assignee's Signature

1.25.05
Date

SCOTT ZIMMERMAN, PRESIDENT
Assignee's Name (Print or Type) & Title

STORM CAT ENERGY CORPORATION
Company Name

Qualification File # ____________

THE UNITED STATES OF AMERICA)
)SS.
STATE OF Colorado)

This certifies that on the 25th day of January, 2005, before me, a notary public in and for the State of Colorado, duly commissioned and sworn, personally appeared J. Scott Zimmerman, to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

Vicky A. Goodner
Notary Public
My Commission expires 11-3-06

NOTARY PUBLIC
VICKY A. GOODNER
STATE OF COLORADO

AFTER RECORDING RETURN TO
WILLIAM O. VALLEE
P. O. BOX 243086
ANCHORAGE, AK 99524-3086

APPROVAL

The foregoing assignment is approved as to the lands described in item 5 thereof, effective as of the date set forth below.

Mark D. Myers, Director
Division of Oil and Gas, DNR, State of Alaska

FEB 01 2005
Effective Date of Assignment

2005-004815-0

2005-004814-0
Recording Dist: 311 - Palmer
3/2/2005 12:07 PM Pages: 1 of 2
ALASKA

CC

DO&G 25-84
(LEASE ASSIGNMENT)
Revised 12/01
DNR #10-113

LEASE ADL 389937
EFFECTIVE DATE
OF LEASE 01/01/2002
Is this lease producing? ____ yes x no

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES
DIVISION OF OIL AND GAS

ASSIGNMENT OF INTEREST IN OIL AND GAS LEASE

The undersigned assignor DANIEL K. DONKEL,

whose address is 968 WILLOW RUN LANE, WINTER SPRINGS, FLORIDA 32708,

as owner of 50.0 percent of the lease's working interest

does hereby assign to STORM CAT ENERGY CORPORATION, the assignee,

whose address is 1550 LARIMER STREET, NO. 265 Denver, Colorado 80202,

1. 50.0 percent working interest;
2. 0.0 percent overriding royalty interest.
3. The assignor is retaining 0.0 percent of the lease's working interest.
4. The assignor is retaining 1.00 percent of overriding royalty interest.
5. **LANDS AFFECTED** by this assignment of interest (Attach Exhibit A if necessary)

T 17 N, **R** 1 W, SEWARD Meridian in the Palmer Recording District
Section 25, Surveyed, All, 640 Acres;
Section 26, Surveyed, All, 640 Acres;
Section 27, Surveyed, All, 640 Acres;
Section 34, Surveyed, All, 640 Acres;
Section 35, Surveyed, Fractional, All, Excluding Palmer Slough, 635.61 Acres;
Section 36, Surveyed, Fractional, Lots 1 Thru 6, NW4, N2NE4, SW4NE4, And That Portion of Palmer Slough Located in the E2 of The Section, 561.50 Acres;
containing 3,757.11 acres, more or less.

The **Notification Lessee** for the purpose of receiving any and all notices from the State of Alaska in connection with the lease will be:
Name Storm Cat Energy
Attn: Scott Zimmerman, President Address 1550 Larimer Street
City, State, Zip Denver, Colorado 80202

We, the undersigned, request the approval of this assignment application. We attest that this application discloses all parties receiving an interest in the lease and that it is filed pursuant to 11 AAC 82.605 and 11 AAC 82.615. We further attest that all parties to this agreement are qualified to transfer or hold an interest in oil and gas leases pursuant to 11 AAC 82.200 and 11 AAC 82.205. Whether approved in whole or in part, the assignee agrees to be bound by the provisions of said lease.

Assignor's Signature

Date 1/12/05

DANIEL K. DONKEL
Assignor's Name (Print or Type) & Title

Company Name

THE UNITED STATES OF AMERICA)
)SS.
STATE OF FLORIDA)

Qualification File # Individual

This certifies that on the 12th day of January, 20 05, before me, a notary public in and for the State of FLORIDA, duly commissioned and sworn, personally appeared DANIEL K. DONKEL, to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

NOTARY PUBLIC STATE OF FLORIDA
JACKIE E. EVANS
MY COMMISSION # DD 253098
EXPIRES: September 24, 2007
Bonded Thru Budget Notary Services

Jackie E. Evans
Notary Public
My Commission expires 9/24/07

Assignee's Signature

Date 1-25-05

SCOTT ZIMMERMAN, PRESIDENT
Assignee's Name (Print or Type) & Title

STORM CAT ENERGY CORPORATION
Company Name

THE UNITED STATES OF AMERICA)
)SS.
STATE OF Colorado)

Qualification File # ___________

This certifies that on the 25th day of January, 2005, before me, a notary public in and for the State of Colorado, duly commissioned and sworn, personally appeared J. Scott Zimmerman, to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

NOTARY PUBLIC STATE OF COLORADO VICKY A. GOODNER

Notary Public
My Commission expires 3-

AFTER RECORDING RETURN TO
WILLIAM O. VALLEE
P. O. BOX 243086
ANCHORAGE, AK 99524-3086

APPROVAL

The foregoing assignment is approved as to the lands described in item 5 thereof, effective as of the date set forth below.

Mark D. Myers, Director
Division of Oil and Gas, DNR, State of Alaska

FEB 01 2005
Effective Date of Assignment

2006-004814-0